Gregory Lance Lamb, CERTIFIED PUBLIC ACCOUNTANT

Phone (956) 867-6200

Fax (469) 519-8833

405 Moss Hill Drive

Arlington, TX 76018

GregCPALamb@gmail.com

INDEPENDENT AUDITOR'S REPORT

The Board of Directors Greenwood Finance Group, LLC Atlanta, GA

I have audited the accompanying balance sheet of GREENWOOD FINANCE GROUP, LLC (THE "COMPANY"), a limited liability company, as of December 31, 2012 and the related statement of operations, changes in member's deficit and cash flows for the period from October 1, 2012 to December 31, 2012. These fmancial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the fmancial statements referred to above present fairly, in all material respects, the financial position of GREENWOOD FINANCE GROUP, LLC as of December 31, 2012 and the results of its operations and its cash flows for the period from October 1, 2012 to December 31, 2012 in conformity with the accounting principles generally accepted in the United States of America.

Then accompanying fmancial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the accumulation of losses and shortage of capital raise substantial doubt about its ability to continue as a going concern. The fmancial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

CERTIFIED PUBLIC ACCOUNTANT

Apri112, 2013

GREENWOOD FINANCE GROUP, LLC

BALANCE SHEET

as of:

December 31, 2012

ASSETS
Current Assets
Accrued interest receivable, net of reserve $265,670 (see note 1)	$—
Total Current Assets	—

Other Assets
Notes receivable, net of reserve $7,108,861 (see note 1)	—
Total Other Assets net of accumulated amortization	—

TOTAL ASSETS	$—

MEMBER'S EQUITY

Member's Equity
Member's equity	7,108,861
Accumulated deficit	(7,108,861)
TOTAL MEMBER'S EQUITY	$—

The accompanying notes are an integral part of these financial statements.

GREENWOOD FINANCE GROUP, LLC STATEMENT OF OPERATIONS

For The Period From October 1, 2012 (Inception) To December 31, 2012

October 1, 2012
(Inception) to
December 31,
2012
OTHER INCOME (EXPENSE)
Interest income	265,670
Reserve for notes receivable	(7,108,861)
Reserve for interest income	(265,670)
Total Other Income	(7,108,861)
NET (LOSS)	(7,108,861)

The accompanying notes are an integral part of these financial statements.

GREENWOOD FINANCE GROUP, LLC STATEMENT OF CASH FLOWS

For The Period From October 1, 2012 (Inception) to December 31, 2012

October 1, 2012
(Inception) to
December 31,
2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss)	$(7,108,861)
Adjustments to reconcile (net loss) to net cash (used in) operating activities:
(Increase) in other assets	—
NET CASH (USED IN) OPERATING ACTIVITIES	(7,108,861)

CASH FLOWS FROM FINANCIAL ACTIVITIES
Member's Capital	7,108,861
NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES	7,108,861

NET INCREASE (DECREASE) IN CASH	—

CASH AND CASH EQUIVALENT BALANCE BEGINNING OF PERIOD	$—

CASH AND CASH EQUIVALENT BALANCE END OF PERIOD	$—

SUPPLEMENTAL DISCLOSURES
Cash paid during the period for interest	$—
Cash paid during the period for income taxes	$—

The accompanying notes are an integral part of these financial statements.

GREENWOOD FINANCE GROUP, LLC STATEMENT OF MEMBER'S ACCUMULATED DEFICIT

For The Period From Inception (October 1, 2012) To December 31, 2012

	Member's Equity	Member's Additional Paid-in-Capital	Accumulated Deficit	Total

Balances as of October	$7,108,861	$—	$—	$7,108,861
Net (loss)			(7,108,861)	(7,108,861)
Balances as of December 31, 2012	$7,108,861	$-	$(7,108,861)	$-

The accompanying notes are an integral part of these financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of operations – With representatives in Atlanta and Charlotte, Greenwood Finance Group, LLC (the Company) is a private equity firm consisting of a team of individuals who understand the work that goes into developing businesses in their beginning stages. In addition to providing funding through our Green Path Fund, Greenwood Finance Group provides consultation services to help business leaders map out plans and goals for continued success. Greenwood Finance Group provides broad-spectrum investment and capital services to small-cap and micro-cap companies; strategically positioning them for long-term growth and profitability. Greenwood delivers, through our global network of investment partners and private equity groups, the capabilities to quickly tailor funding solutions that meet the unique needs of each client which can be tailored to a client's capital funding needs so it can focus on growing the company.

Entry into a material definitive agreement – Revolutionary Concepts, Inc.(“REVO”), a Nevada corporation, and Rainco Industries, Inc, a Georgia corporation (“Rainco”), have entered into a Member Interest Purchase Agreement, (the “Purchase Agreement”) dated as of December 7, 2012, in which the REVO purchased from Rainco all the member interests in Greenwood Finance Group, LLC.(“Greenwood”). Pursuant to the Purchase Agreement and subject to the conditions set forth therein, the REVO purchased all the member interests of Greenwood in exchange for ten million shares of Series –A Convertible Preferred Stock (the “Preferred Stock”), the rights, preferences and designations of which are filed as an amendment to the Articles of Incorporation with the State of Nevada.

The completion of the acquisition, and the rights, preferences and designations (as permitted pursuant to the REVO’s Articles of Incorporation) was approved by the Board of Directors of the REVO.

Each of REVO and Rainco have made customary representations and warranties in the Purchase Agreement. With representatives in Atlanta and Charlotte,

Additional Summary of the Purchase Agreement - REVO has also agreed to various restrictive covenants in the Purchase Agreement and the Preferred Stock, including, among other things but not limited to, (i) conduct business in the ordinary course consistent with past practice in all material respects ; (ii) limit the REVO’s right to issue securities, without the approval of the Preferred Stock; (iii) limit the incurrence of debt in excess of $10,000, without the approval of the Preferred Stock; (iv) sell its own assets or purchase the assets of another entity, without the approval of the Preferred Stock and (vi) limit the Board of Directors to five members and allow Rainco the right, not the obligation, to recommend three members in the event of any vacancies, to serve in accordance with REVO’s bylaws. The restrictive covenants will terminate upon the elimination of the outstanding obligations of REVO to Rainco.

Each share of Preferred Stock is convertible, at the discretion of the holder, into 1.8 shares of REVO common stock, with provisions which reduce the conversion ratio to one share of Preferred Stock for one share of REVO common stock under specified conditions. The subject preferred stock has liquidation preferences and may be cancelled and returned to REVO in exchange for the Member Interests under certain restrictive circumstances.

The foregoing summary description of the Purchase Agreement, the preferred stock and the transaction, is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is on file with the Security and Exchange Commission as Exhibit 2.1 of the 8-K filed on December 20, 2012, and the preferred stock, of which is attached hereto as Exhibit 3.1, and the terms of which are incorporated herein by reference.

The Purchase Agreement and the right, preferences and designations of the preferred stock have been attached as Exhibits to that report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about REVO, Rainco, Greenwood, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement and preferred stock were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement and preferred stock; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of REVO, Rainco, Greenwood or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by REVO.

Based on its long-term business strategy, management of REVO and Greenwood have decided to reserve the entire value of the gain on sales of notes and the valuation of the notes receivable to Greenwood. We will recognize the assets and revenue as cash payments are received against the notes receivables and as interest payments. This may also allow the companies to maximize their tax planning strategy. The following table summarizes the consideration paid by REVO and the amounts of the assets acquired at the acquisition date based on the above noted reserves:

December 7 , 2012
Purchase Price Allocation Consideration:
Equity instruments (10,000,000 Preferred Class A Shares of Revolutionary Concepts, Inc.)	$18,000,000

Recognized amounts of identifiable assets acquired:	—
Accumulated Interest Income ($265,670 reserved)	—
Notes Receivable ($7,108,861reserved)
Total assets ($7,374,531 reserved)	$—
Fair value of total assets ($7,374,531 reserved)	$—

Basis of presentation - These financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements on a going concern basis, which assumes the realization of assets and the discharge of liabilities in the normal course of operations for the foreseeable future. The Company maintains its financial records on the accrual method of accounting.

Revenue recognition – The Company recognizes revenue from the sale of note receivable at the time of the ownership transfers, the amount is fixed and determinable, evidence of an agreement, net of a reserve for loss allowances in accordance with generally accepted accounting principles in the United States of America.

Cash and Cash Equivalents -The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk - The Company maintains its operating cash balances in banks located in Atlanta, Georgia. The Federal Depository Insurance Corporation (FDIC) insures accounts at each institution up to $250,000.

Fair Value of Financial Instruments - The Company's financial instruments consist primarily of cash, accounts receivable, accounts receivable – other, investments, accounts payable, other accounts payable and accrued expenses, and debt. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Income taxes – The Company is a disregarded entity for tax purposes. The Company’s income and expenses will be consolidated the parent company, Revolutionary Concepts, Inc.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

NOTE 2 – ACCOUNTING PRONOUCEMENTS

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment”. The guidance allows companies to perform a “qualitative” assessment to determine whether further impairment testing of indefinite-lived intangible assets is necessary, similar in approach to the goodwill impairment test.

ASU 2012-02 allows companies the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired, before determining whether it is necessary to perform the quantitative impairment test. An entity is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the entity determines that it is more likely than not that the asset is impaired. Companies can choose to perform the qualitative assessment on none, some, or all of its indefinite-lived intangible assets or choose to only perform the quantitative impairment test for any indefinite-lived intangible in any period.

ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company is in the process of evaluating the guidance and the impact ASU 2012-02 will have on its consolidated financial statements.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114. , Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03.

This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In October 2012, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-04,“Technical Corrections and Improvements” in Accounting Standards Update No. 2012- 04. The amendments in this update cover a wide range of Topics in the Accounting Standards

Codification.

These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

NOTE 3 – DATE OF MANAGEMENT’S REVIEW

Management has evaluated subsequent events through April 12, 2013, the date the financial statements were available to be issued.

NOTE 4 – GOING CONCERN

The losses, negative cash flows from operations, and negative working capital deficiency sustained by the Company raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern. However, the Company seeks to secure a line of credit, improve its profit margins and begin collection of its interest payments on current notes receivable.